Exhibit 99.1

Insperity Announces Record First Quarter Results
HOUSTON – Apr. 29, 2019 – Insperity, Inc. (NYSE: NSP), a leading provider of human resources and business performance solutions for America’s best businesses, today reported results for the first quarter ended Mar. 31, 2019:

•	Q1 WSEE growth of 15% on strong sales and client retention

•	Q1 net income and EPS up 53% and 57%, to $76 million and $1.85, respectively

•	Q1 adjusted EPS up 40% to $1.98

•	Q1 adjusted EBITDA up 21% to $101 million
First Quarter Results
First quarter 2019 net income and diluted earnings per share of $76.3 million and $1.85 represented increases of 53% and 57%, respectively, compared to the first quarter of 2018. Adjusted EPS was $1.98, a 40% increase over the first quarter of 2018. Adjusted EBITDA increased 21% over the first quarter of 2018 to $101.4 million.
“Our record first quarter results reflect the strength of our business model and continued excellent execution of our strategic plan,” said Paul J. Sarvadi, Insperity chairman and chief executive officer. “These results further demonstrate the sustainability of our rapid growth and profitability experienced over the last several years into 2019.”
Revenues increased 14% over the first quarter of 2018 to $1,153.0 million on a 15% increase in the average number of worksite employees (“WSEEs”) paid per month. The continued double-digit worksite employee growth was the result of the enrollment of new clients coming off a successful 2018 fall sales campaign and a high level of client retention during our heavy first quarter client renewal period. Additionally, we experienced net hiring in our client base during the first quarter of 2019, although at lower levels than experienced during the first quarter of 2018.
Gross profit increased 14% over the first quarter of 2018 to $226.7 million, and included favorable workers’ compensation and benefit cost trends and stronger pricing. Operating expenses increased 5% over the first quarter of 2018, while adjusted operating expenses increased 12% to $141.3 million, and included continued investments in our growth, technology and product and service offerings.
“Worksite employee growth in the mid-teens, combined with effective management of pricing, direct cost programs and operating costs, produced adjusted EBITDA and cash flow at record levels,” said Douglas S. Sharp, senior vice president of finance, chief financial officer and treasurer. “We ended the first quarter with $141 million of adjusted cash, up from $129 million at December 31, 2018, after the repurchase of 230,000 shares at a cost of $29 million and the payment of our regular cash dividend totaling $12 million.”
2019 Guidance
The company also announced its updated guidance for 2019, including the second quarter of 2019. Please refer to the accompanying financial tables at the end of this press release for the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures.

	Q2 2019			Full Year 2019

Average WSEEs paid	232,500	—	234,500	238,400	—	242,600
Year-over-year increase	14.0%	—	15.0%	14.0%	—	16.0%

Adjusted EPS	$0.81	—	$0.86	$4.55	—	$4.80
Year-over-year increase	19%	—	26%	21%	—	28%

Adjusted EBITDA (in millions)	$55	—	$58	$276	—	$289
Year-over-year increase	18%	—	24%	15%	—	21%
Definition of Key Metrics
Average WSEEs paid - Determined by calculating the company’s cumulative worksite employees paid during the period divided by the number of months in the period.
Adjusted EPS - Represents diluted net income per share computed in accordance with GAAP, excluding the impact of non-cash stock-based compensation and costs associated with a one-time tax reform bonus paid to corporate employees.
Adjusted EBITDA - Represents net income computed in accordance with GAAP, plus interest expense, income taxes, depreciation and amortization expense, non-cash stock-based compensation and costs associated with a one-time tax reform bonus paid to corporate employees.
Insperity will be hosting a conference call today at 10 a.m. ET to discuss these results, provide guidance for the second quarter and an update to the full year guidance, and answer questions from investment analysts. To listen in, call 877-651-0053 and use conference i.d. number 2122429. The call will also be webcast at http://ir.insperity.com. The conference call script will be available at the same website later today. A replay of the conference call will be available at 855-859-2056, conference i.d. 2122429. The webcast will be archived for one year.
About Insperity
Insperity, a trusted advisor to America’s best businesses for more than 33 years, provides an array of human resources and business solutions designed to help improve business performance. Insperity® Business Performance Advisors offer the most comprehensive suite of products and services available in the marketplace. Insperity delivers administrative relief, better benefits, reduced liabilities and a systematic way to improve productivity through its premier Workforce Optimization® solution. Additional company offerings include Traditional Payroll and Human Capital Management, Time and Attendance, Performance Management, Organizational Planning, Recruiting Services, Employment Screening, Expense Management, Retirement Services and Insurance Services. Insperity business performance solutions support more than 100,000 businesses with over 2 million employees. With 2018 revenues of $3.8 billion, Insperity operates in 74 offices throughout the United States. For more information, visit http://www.insperity.com.

Forward-Looking Statements
The statements contained herein that are not historical facts are forward-looking statements within the meaning of the federal securities laws (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). You can identify such forward-looking statements by the words “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “likely,” “possibly,” “probably,” “goal,” “opportunity,” “objective,” “target,” “assume,” “outlook,” “guidance,” “predicts,” “appears,” “indicator” and similar expressions. Forward-looking statements involve a number of risks and uncertainties. In the normal course of business, Insperity, Inc., in an effort to help keep our stockholders and the public informed about our operations, may from time to time issue such forward-looking statements, either orally or in writing. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies, or projections involving anticipated revenues, earnings, unit growth, profit per worksite employee, pricing, operating expenses or other aspects of operating results. We base the forward-looking statements on our expectations, estimates and projections at the time such statements are made. These statements are not guarantees of future performance and involve risks and uncertainties that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Therefore, the actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are:

•	adverse economic conditions;

•	regulatory and tax developments and possible adverse application of various federal, state and local regulations;

•	the ability to secure competitive replacement contracts for health insurance and workers’ compensation insurance at expiration of current contracts;

•	cancellation of client contracts on short notice, or the inability to renew client contracts or attract new clients;

•	vulnerability to regional economic factors because of our geographic market concentration;

•
increases in health insurance costs and workers’ compensation rates and underlying claims trends, health care reform, financial solvency of workers’ compensation carriers, other insurers or financial institutions, state unemployment tax rates, liabilities for employee and client actions or payroll-related claims;

•	failure to manage growth of our operations and the effectiveness of our sales and marketing efforts;

•	the impact of the competitive environment and other developments in the human resources services industry, including the PEO industry, on our growth and/or profitability;

•	our liability for worksite employee payroll, payroll taxes and benefits costs;

•	our liability for disclosure of sensitive or private information;

•	our ability to integrate or realize expected returns on our acquisitions;

•	failure of our information technology systems;

•	an adverse final judgment or settlement of claims against Insperity; and

•	disruptions to our business resulting from the actions of certain stockholders.
These factors are discussed in further detail in Insperity’s filings with the U.S. Securities and Exchange Commission. Any of these factors, or a combination of such factors, could materially affect the results of our operations and whether forward-looking statements we make ultimately prove to be accurate.
Except to the extent otherwise required by federal securities law, we do not undertake any obligation to update our forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.

SUMMARY FINANCIAL INFORMATION

Insperity, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(in thousands)	March 31, 2019	December 31, 2018

Assets
Cash and cash equivalents	$398,936	$326,773
Restricted cash	44,705	42,227
Marketable securities	53,599	60,781
Accounts receivable, net	421,297	400,623
Prepaid insurance	24,928	8,411
Other current assets	36,616	27,721
Total current assets	980,081	866,536
Property and equipment, net	116,131	117,213
Right of use leased assets	50,259	—
Prepaid health insurance	9,000	9,000
Deposits	177,105	172,674
Goodwill and other intangible assets, net	12,723	12,726
Deferred income taxes, net	145	8,816
Other assets	5,534	4,851
Total assets	$1,350,978	$1,191,816

Liabilities and stockholders’ equity
Accounts payable	$7,854	$10,622
Payroll taxes and other payroll deductions payable	308,062	261,166
Accrued worksite employee payroll cost	363,862	329,979
Accrued health insurance costs	45,832	35,153
Accrued workers’ compensation costs	47,973	45,818
Accrued corporate payroll and commissions	27,562	60,704
Other accrued liabilities	49,244	28,890
Total current liabilities	850,389	772,332
Accrued workers’ compensation cost, net of current	186,624	187,412
Long-term debt	144,400	144,400
Operating lease liabilities, net of current	50,371	—
Other accrued liabilities, net of current	—	9,996
Total noncurrent liabilities	381,395	341,808
Stockholders’ equity:
Common stock	555	555
Additional paid-in capital	33,833	36,752
Treasury stock, at cost	(376,097)	(357,569)
Retained earnings	460,903	397,938
Total stockholders’ equity	119,194	77,676
Total liabilities and stockholders’ equity	$1,350,978	$1,191,816

SUMMARY FINANCIAL INFORMATION

Insperity, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
(in thousands, except per share amounts)	2019	2018	Change
Operating results:
Revenues(1)	$1,153,010	$1,014,372	13.7%
Payroll taxes, benefits and workers’ compensation costs	926,293	814,652	13.7%
Gross profit	226,717	199,720	13.5%
Salaries, wages and payroll taxes	83,380	87,186	(4.4)%
Stock-based compensation	6,040	3,135	92.7%
Commissions	6,952	6,066	14.6%
Advertising	5,031	3,565	41.1%
General and administrative expenses	33,162	29,852	11.1%
Depreciation and amortization	6,691	5,213	28.4%
Total operating expenses	141,256	135,017	4.6%
Operating income	85,461	64,703	32.1%
Other income (expense):
Interest income	3,245	1,456	122.9%
Interest expense	(1,681)	(1,070)	57.1%
Income before income tax expense	87,025	65,089	33.7%
Income tax expense	10,736	15,098	(28.9)%
Net income	$76,289	$49,991	52.6%
Less distributed and undistributed earnings allocated to participating securities	(1,031)	(585)	76.2%
Net income allocated to common shares	$75,258	$49,406	52.3%

Net income per share of common stock
Basic	$1.86	$1.20	55.0%
Diluted	$1.85	$1.18	56.8%
 ____________________________________

(1)	Revenues are comprised of gross billings less WSEE payroll costs as follows:

	Three Months Ended March 31,
(in thousands)	2019	2018

Gross billings	$6,871,670	$5,923,356
Less: WSEE payroll cost	5,718,660	4,908,984
Revenues	$1,153,010	$1,014,372

SUMMARY FINANCIAL INFORMATION

Insperity, Inc.
KEY FINANCIAL AND STATISTICAL DATA
(Unaudited)

	Three Months Ended March 31,
	2019	2018	Change

Average WSEEs paid	225,525	195,683	15.3%
Statistical data (per WSEE per month):
Revenues(1)	$1,704	$1,728	(1.4)%
Gross profit	335	340	(1.5)%
Operating expenses	209	230	(9.1)%
Operating income	126	110	14.5%
Net income	113	85	32.9%
____________________________________

(1)	Revenues per WSEE per month are comprised of gross billings per WSEE per month less WSEE payroll costs per WSEE per month follows:

	Three Months Ended March 31,
(per WSEE per month)	2019	2018
Gross billings	$10,157	$10,090
Less: WSEE payroll cost	8,453	8,362
Revenues	$1,704	$1,728

NON-GAAP FINANCIAL MEASURES

Insperity, Inc.
Non-GAAP Financial Measures
(Unaudited)

Non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used to their most directly comparable GAAP financial measures as provided in the tables below.

Non-GAAP Measure	Definition	Benefit of Non-GAAP Measure
Non-bonus payroll cost
Non-bonus payroll cost is a non-GAAP financial measure that excludes the impact of bonus payrolls paid to our WSEEs.

Bonus payroll cost varies from period to period, but has no direct impact to our ultimate workers’ compensation costs under the current program.

Our management refers to non-bonus payroll cost in analyzing, reporting and forecasting our workers’ compensation costs.

We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency related to the costs incurred under our current workers’ compensation program.

Adjusted cash, cash equivalents and marketable securities	Excludes funds associated with: • federal and state income tax withholdings, • employment taxes, • other payroll deductions, and • client prepayments.
We believe that the exclusion of the identified items helps us reflect the fundamentals of our underlying business model and analyze results against our expectations, against prior period, and to plan for future periods by focusing on our underlying operations.  We believe that the adjusted results provide relevant and useful information for investors because they allow investors to view performance in a manner similar to the method used by management and improves their ability to understand and assess our operating performance.

Adjusted operating expense	Represents operating expenses excluding the impact of the following: • costs associated with a one-time tax reform bonus paid to corporate employees.

EBITDA	Represents net income computed in accordance with GAAP, plus: • interest expense, • income tax expense, and • depreciation and amortization expense.

Adjusted EBITDA	Represents EBITDA plus: • non-cash stock based compensation, and • costs associated with a one-time tax reform bonus paid to corporate employees.

Adjusted Net Income	Represents net income computed in accordance with GAAP, excluding: • non-cash stock based compensation, and • costs associated with a one-time tax reform bonus paid to corporate employees.

Adjusted EPS
Represents diluted net income per share computed in accordance with GAAP, excluding:
•  non-cash stock based compensation, and
•  costs associated with a one-time tax reform bonus paid to corporate employees.

NON-GAAP FINANCIAL MEASURES

Following is a reconciliation of payroll cost (GAAP) to non-bonus payroll costs (non-GAAP):

	Three Months Ended March 31,
(in thousands, except per WSEE per month)	2019		2018
	$	WSEE	$	WSEE

Payroll cost	$5,718,660	$8,453	$4,908,984	$8,362
Less: Bonus payroll cost	990,578	1,465	830,861	1,415
Non-bonus payroll cost	$4,728,082	$6,988	$4,078,123	$6,947
% Change period over period	15.9%	0.6%	15.9%	3.3%
Following is a reconciliation of cash, cash equivalents and marketable securities (GAAP) to adjusted cash, cash equivalents and marketable securities (non-GAAP):

(in thousands)	March 31, 2019	December 31, 2018

Cash, cash equivalents and marketable securities	$452,535	$387,554
Less:
Amounts payable for withheld federal and state income taxes, employment taxes and other payroll deductions	279,641	224,487
Client prepayments	32,388	34,177
Adjusted cash, cash equivalents and marketable securities	$140,506	$128,890
Following is a reconciliation of operating expenses (GAAP) to adjusted operating expenses (non-GAAP):

	Three Months Ended March 31,
(in thousands, except per WSEE per month)	2019		2018
	$	WSEE	$	WSEE

Operating expenses	$141,256	$209	$135,017	$230
Less:
One-time tax reform bonus	—	—	9,306	16
Adjusted operating expenses	$141,256	$209	$125,711	$214
% Change period over period	12.4%	(2.3)%	18.8%	5.9%
Following is a reconciliation of net income (GAAP) to EBITDA (non-GAAP) and adjusted EBITDA (non-GAAP):

	Three Months Ended March 31,
(in thousands, except per WSEE per month)	2019		2018
	$	WSEE	$	WSEE

Net income	$76,289	$113	$49,991	$85
Income tax expense	10,736	16	15,098	26
Interest expense	1,681	2	1,070	2
Depreciation and amortization	6,691	10	5,213	9
EBITDA	95,397	141	71,372	122
Stock-based compensation	6,040	9	3,135	5
One-time tax reform bonus	—	—	9,306	16
Adjusted EBITDA	$101,437	$150	$83,813	$143
% Change period over period	21.0%	4.9%	33.6%	19.2%

NON-GAAP FINANCIAL MEASURES

Following reconciliation of net income (GAAP) to adjusted net income (non-GAAP):

	Three Months Ended March 31,
(in thousands)	2019	2018

Net income	$76,289	$49,991
Non-GAAP adjustments:
Stock-based compensation	6,040	3,135
One-time tax reform bonus	—	9,306
Total non-GAAP adjustments	6,040	12,441
Tax effect	(745)	(2,886)
Adjusted net income	$81,584	$59,546
% Change period over period	37.0%	54.1%

NON-GAAP FINANCIAL MEASURES

Following is a reconciliation of diluted EPS (GAAP) to adjusted EPS (non-GAAP):

	Three Months Ended March 31,
	2019	2018

Diluted EPS	$1.85	$1.18
Non-GAAP adjustments:
Stock-based compensation	0.15	0.07
One-time tax reform bonus	—	0.22
Total non-GAAP adjustments	0.15	0.29
Tax effect	(0.02)	(0.06)
Adjusted EPS	$1.98	$1.41
% Change period over period	40.4%	53.3%
The following is a reconciliation of GAAP to non-GAAP financial measures for second quarter and full year 2019 guidance:

(in millions, except per share amounts)	Q2 2019 Guidance	Full Year 2019 Guidance

Net income	$28 - $30	$167 - $178
Income tax expense	11 - 12	48 - 50
Interest expense	2	7
Depreciation and amortization	7	28
EBITDA	48 - 51	250 - 263
Stock-based compensation	7	26
Adjusted EBITDA	$55 - $58	$276 - $289

Diluted net income per share of common stock	$0.68 - $0.73	$4.06 - $4.31
Non-GAAP adjustments:
Stock-based compensation	0.18	0.63
Total non-GAAP adjustments	0.18	0.63
Tax effect	(0.05)	(0.14)
Adjusted EPS	$0.81 - $0.86	$4.55 - $4.80

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